UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Applied Micro Circuits Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

     ☐ Fee paid previously with preliminary materials.

     ☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be held on August 18, 2009

APPLIED MICRO CIRCUITS CORP.
215 Moffett Park Drive
Sunnyvale, CA 94089

Meeting Information
Meeting Type:         Annual
For holders as of:   6/22/2009
Date:   8/18/2009     Time: 10:00 a.m. PDT

Location:	Company’s Corporate Headquarters 215 Moffett Park Drive Sunnyvale, California 94089
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy statement and annual report online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
The Notice, Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. You may also request to receive paper or e-mail copies of proxy materials for future stockholder meetings. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before August 4, 2009.
—  How To Vote  —
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Directions to the meeting may be found at www.appliedmicro.com or call 408-542-8665.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE GOVERNANCE AND NOMINATING
COMMITTEE RECOMMENDS A VOTE FOR EACH
OF THE NOMINEES LISTED BELOW

1.	To elect as Directors of Applied Micro Circuits Corporation the nominees listed below.

	Nominees:
	01)	Cesar Cesaratto	05)	Fred Shlapak

	02)	Donald Colvin	06)	Arthur B. Stabenow

	03)	Paramesh Gopi, Ph.D.	07)	Julie H. Sullivan, Ph.D.

	04)	Paul R. Gray, Ph.D.

THE AUDIT COMMITTEE RECOMMENDS A VOTE FOR PROPOSAL 2

2.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2010.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 3

3.	To approve the stockholder proposal relating to a stockholder advisory vote on executive compensation, if properly presented at the annual meeting.

4.	To conduct any other business properly brought before the meeting.

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

APPLIED MICRO CIRCUITS CORP.

Meeting Information
Meeting Type:        Annual
For holders as of:   6/22/2009
Date:   8/18/2009     Time: 10:00 a.m. PDT

Location:	Company’s Corporate Headquarters 215 Moffett Park Drive Sunnyvale, California 94089
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF PROXY STATEMENT/10-K COMBO     ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 8/4/2009.
—  How To Vote  —
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends you vote FOR
the following

1.	To elect as Directors of Applied Micro Circuits Corporation the nominees listed below.

	Nominees:

	01)	Cesar Cesaratto	05)	Fred Shlapak

	02)	Donald Colvin	06)	Arthur B. Stabenow

	03)	Paramesh Gopi, Ph.D.	07)	Julie H. Sullivan, Ph.D.

	04)	Paul R. Gray, Ph.D.

The Board of Directors recommends that you vote FOR the following proposal(s):

2.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2010.

The Board of Directors recommends that you vote AGAINST the following proposal(s):

3.	To approve the stockholder proposal relating to a stockholder advisory vote on executive compensation, if properly presented at the annual meeting.

4.	To conduct any other business properly brought before the meeting.

Voting Instructions